EXHIBIT 99.1

DaVita Inc. Announces Add-On Offering of $750 Million Senior Notes
DENVER, Feb. 24, 2021 /PRNewswire/ -- DaVita Inc. (NYSE: DVA) (“DaVita”) announced today that it has commenced a private add-on offering of $750 million aggregate principal amount of its 4.625% senior notes due June 1, 2030 (the “notes”), subject to market and other conditions.
The notes will be issued as additional notes under an existing indenture, dated as of June 9, 2020, pursuant to which DaVita previously issued $1.75 billion aggregate principal amount of its 4.625% senior notes due 2030 (the “existing notes”). Other than the issue date, the offering price and first interest payment date, the notes will have the same terms as the existing notes, and the notes and the existing notes will be treated as a single series for all purposes under the indenture. The notes will have the same CUSIP numbers as, and will trade interchangeably with, the existing notes (except that the notes issued pursuant to Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), will trade separately under a different CUSIP number until 40 days after the issue date of the notes, but thereafter the notes issued pursuant to Regulation S will be maintained under the same CUSIP number as the existing notes issued pursuant to Regulation S).
DaVita intends to use the net proceeds from the notes offering (i) to pay down outstanding borrowings under its revolving credit facility, (ii) to pay all fees and expenses related to this offering and (iii) for general corporate purposes, which may include, without limitation, repayment of other indebtedness and repurchases of its common stock. Accordingly, DaVita will have significant discretion over the use of any net proceeds from the add-on offering.
The notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The offer and sale of the notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
This release does not constitute an offer to sell or the solicitation of an offer to buy the notes, nor will there be any sale of the notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

About DaVita
DaVita (NYSE: DVA) is a health care provider focused on transforming care delivery to improve quality of life for patients globally. The company is one of the largest providers of kidney care services in the U.S. and has been a leader in clinical quality and innovation for over 20 years. Through DaVita Kidney Care, the company treats patients with chronic kidney failure and end stage renal disease. DaVita is committed to bold, patient-centric care models, implementing the latest technologies and moving toward integrated care offerings for all.
Forward-Looking Statements
This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and the federal securities laws. All statements in this release, other than statements of historical fact, are forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by the PSLRA. Without limiting the foregoing, statements including the words "expect," "intend," "will," "could," "plan," "anticipate," "believe," and similar expressions are intended to identify forward-looking statements. These forward looking statements include, but are not limited to, expectations regarding the proposed notes offering and the use of proceeds therefrom. Our actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things:
•risks related to the proposed notes offering, including the effect of the debt markets on the offering and our ability to satisfy the closing conditions to the offering;
•the continuing impact of the dynamic and evolving COVID-19 pandemic, including, without limitation, on our patients, teammates, physician partners, suppliers, business, operations, reputation, financial condition and results of operations; the government’s response to the COVID-19 pandemic; the availability, acceptance, impact and efficacy of COVID-19 treatments, therapies and vaccines; further spread or resurgence of the virus, including as a result of the emergence of new strains of the virus; the continuing impact of the pandemic on our revenue and non-acquired growth due to lower treatment volumes; the consequences of an extended economic downturn resulting from the impacts of COVID-19, such as a potential negative impact on our commercial mix, which may persist even after the pandemic subsides; and continuing COVID-19-related costs, such as costs to procure equipment and clinical supplies and higher salary and wage expense. The aforementioned risks and uncertainties may also have the effect of heightening many of the other risks and uncertainties discussed below;
•the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number or percentage of our patients under such plans, including without limitation as a result of restrictions or prohibitions on the use and/or availability of charitable premium assistance, which may result in the loss of revenues or patients, or our making incorrect assumptions about how our patients will respond to any change in financial assistance from charitable organizations;

•noncompliance by us or our business associates with any privacy or security laws or any security breach by us or a third party involving the misappropriation, loss or other unauthorized use or disclosure of confidential information;
•the extent to which the ongoing implementation of healthcare reform, or changes in or new legislation, regulations or guidance, enforcement thereof or related litigation result in a reduction in coverage or reimbursement rates for our services, a reduction in the number of patients enrolled in higher-paying commercial plans or that are enrolled in or select Medicare Advantage plans, or other material impacts to our business; or our making incorrect assumptions about how our patients will respond to any such developments;
•a reduction in government payment rates under the Medicare End Stage Renal Disease program or other government-based programs and the impact of the Medicare Advantage benchmark structure;
•risks arising from potential changes in laws, regulations or requirements applicable to us, such as potential and proposed federal and/or state legislation, regulation, ballot, executive action or other initiatives, including those related to healthcare and/or labor matters, such as AB290 in California;
•the impact of the political environment and related developments on the current healthcare marketplace and on our business, including with respect to the future of the Patient Protection and Affordable Care Act and the Health Care Reconciliation Act of 2010, as amended, the exchanges and many other core aspects of the current healthcare marketplace, as well as the composition of the U.S. Supreme Court and the new presidential administration and congressional majority;
•our ability to successfully implement our strategies with respect to home-based dialysis, value-based care and/or integrated kidney care, including maintaining our existing business and further developing our capabilities in a complex and highly regulated environment;
•changes in pharmaceutical practice patterns, reimbursement and payment policies and processes, or pharmaceutical pricing, including with respect to hypoxia inducible factors;
•legal and compliance risks, such as our continued compliance with complex government regulations;
•continued increased competition from dialysis providers and others, and other potential marketplace changes;
•our ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector that may erode our patient base and reimbursement rates, such as accountable care organizations, independent practice associations and integrated delivery systems;

•our ability to complete acquisitions, mergers or dispositions that we might announce or be considering, on terms favorable to us or at all, or to integrate and successfully operate any business we may acquire or have acquired, or to successfully expand our operations and services in markets outside the United States, or to businesses outside of dialysis;
•the variability of our cash flows, including without limitation any extended billing or collections cycles; the risk that we may not be able to generate or access sufficient cash in the future to service our indebtedness or to fund our other liquidity needs; and the risk that we may not be able to refinance our indebtedness as it becomes due, on terms favorable to us or at all;
•factors that may impact our ability to repurchase stock under our stock repurchase program and the timing of any such stock repurchases, as well as our use of a considerable amount of available funds to repurchase stock;
•risks arising from the use of accounting estimates, judgments and interpretations in our financial statements;
•impairment of our goodwill, investments or other assets; and
•uncertainties associated with the other risk factors set forth in Part I, Item 1A. of our Annual Report on Form 10-K for the year ended December 31, 2020 and the other risks and uncertainties discussed in any subsequent reports that we file or furnish with the Securities and Exchange Commission from time to time.
The forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this release are based solely on information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise.

Contact: Jim Gustafson
Investor Relations
DaVita Inc.
jim.gustafson@davita.com